Exhibit 99.1

March 8, 2011

EXPLORATION NEWS RELEASE

EL GALLO EXTENDED IN MULTIPLE DIRECTIONS

RECENTLY DISCOVERED VEINS HIGHLIGHT ADDITIONAL UPSIDE POTENTIAL

NEW BULK TONNAGE-NEAR SURFACE MINERALIZATION DISCOVERED

TORONTO, ONTARIO (March 8, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to announce continued exploration success at and surrounding the company’s El Gallo project in Sinaloa State, Mexico (Fig. 1). Drilling continues to expand the size of the silver-gold resources and further delineate the mineralization associated with the recently discovered veins. In addition, exploration has intersected near surface, bulk tonnage mineralization in a new area.

EXPLORATION HIGHLIGHTS

1)  El Gallo Developments:

•                  Main Zone extended 60 meters east and 50 meters to the southeast (Fig. 2). Intersections include: 233.3 gpt silver over 12.4 meters, 515.6 gpt silver over 3.2 meters and 77.9 gpt silver over 17.2 meters.

•                  Infill drilling, designed to upgrade inferred mineralization to measured and indicated categories returns: 1,204.8 gpt silver over 1.1 meters, 76.9 gpt silver over 21.8 meters and 116.3 gpt silver over 13.0 meters.

•                  El Gallo feasibility study and mine permit submittal remain on track for year-end.

2) New Veins Deliver Continued Success:

•                  Alamo high grade gold extended at depth: 27.2 gpt gold over 1.0 meter and 5.9 gpt gold over 6.0 meters, including 13.7 gpt gold over 1.5 meters.

•                  Chapotillio near surface mineralization extended east and north, returning: 114.9 gpt silver, 1.4 gpt gold over 5.9 meters and 72.2 gpt silver, 0.8 gpt gold over 9.5 meters.  Intersections starting at or near surface.

3) New Bulk Tonnage Discovery

•                  Haciendita new near surface, bulk tonnage discovery: 2.1 gpt gold, 31.1 gpt silver over 16.4 meters and 1.0 gpt gold and 16.4 silver over 34.1 meters.

EL GALLO AND DISTRICT EXPLORATION

US Gold’s exploration at and around El Gallo is focused on: 1) increasing the size of the silver-gold resources, 2) upgrading inferred mineralization to the measured and indicated categories, 3) delineation of new veins around El Gallo in order to include them in the updated resource estimate, and 4) discovering El Gallo style mineralization within hauling distance of the proposed process facilities. Nine drills are operating at the project and four more are scheduled to arrive in the coming weeks. US Gold has budgeted $15 million for drilling in Mexico during 2011.

El Gallo Mineralization Expanded in Multiple Directions (Fig. 1 and 2)

Drilling at El Gallo is focused on growing the size of the resource and infilling select areas of the deposit. The expansion holes successfully extended the known mineralization 60 meters east and 50 meters to the southeast. The potential to further extend the mineralization in each of these directions looks encouraging. Follow up drilling is in progress.

The infill drilling, which continues to meet expectations, was designed to upgrade inferred mineralization to the measured and indicated categories for feasibility study purposes.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
Expansion
GAX-269	86.1	13.0	102.2	2.5	42.7	335.3

GAX-274	65.9	13.7	0.0	1.9	44.9	0.0
Including	113.6	4.1	0.0	3.3	13.5	0.0

GAX-282	61.8	10.9	30.7	1.8	35.8	100.7
And	233.3	12.4	123.4	6.8	40.7	404.9
including	509.6	3.5	127.3	14.9	11.5	417.7

GAX-285	515.6	3.2	42.6	15.0	10.5	139.8

GAX-290	77.9	17.2	130.8	2.3	56.4	429.1
Including	456.0	1.2	130.8	13.3	3.9	429.1

Infill
GAX-270	108.6	6.2	14.3	3.2	20.3	46.9
And	292.2	2.3	43.5	8.5	7.5	142.7

GAX-271	76.9	21.8	45.7	2.2	71.5	149.9
Including	140.2	8.5	52.6	4.1	27.9	172.6
And	116.3	13.0	109.0	3.4	42.7	357.6
Including	801.1	1.2	117.5	23.4	3.9	385.5

GAX-284	1,204.8	1.1	78.5	35.1	3.6	257.5

Alamo Vein — High Grade Gold Encountered at Depth (Fig. 1 and 3)

Alamo is one of several new veins that were discovered late in 2010. The initial holes released in December returned encouraging results such as 9.3 gpt gold over 1.7 meters and 7.6 gpt gold over 1.7 meters. Follow-up drilling has successfully extended the higher grades by 30 meters at depth. The zone has been extended from surface to 125 meters and indentified over a strike length measuring 550 meters.  Highlights from the drilling are shown below

Hole #	Gold	Length	From	Gold	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)

SJX-014	27.2	1.0	54.9	0.79	3.3	180.1

SJX-015	5.9	6.0	85.0	0.17	19.7	278.9
Including	13.7	1.5	89.5	0.40	4.9	293.6

Chapotillo — Near Surface Mineralization Expanded (Fig. 1)

Since returning positive drill results in 2010, exploration has been focused on extending the near surface mineralization.  Drilling 50 meters east and up-dip of the known mineralization continues to show the zone is expanding in size.  Mineralization encountered in the most recent holes remains near surface and there appears to be good expansion potential. On-going drilling will continue to test for possible extensions. US Gold plans to incorporate Chapotillo in the next updated resource.

In addition, hole GAX-023 successfully tested a geochemical anomaly 700 meters to the southeast. This result highlights further upside potential at Chapotillo.

Hole #	Silver	Gold	Silver Eq.*	Length	From	Silver	Gold	Silver Eq.*	Length	From
	(gpt)	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(opt)	(feet)	(feet)

CHX-016	114.9	1.4	169.7	5.9	0.6	3.4	0.04	4.9	19.4	2.0
Including	278.0	3.9	434.8	1.6	2.5	8.1	0.11	12.7	5.2	8.2
And	72.2	0.8	105.1	9.5	14.0	2.1	0.02	3.1	31.2	45.9
Including	219.4	3.2	347.6	2.1	21.4	6.4	0.09	10.1	6.9	70.2

CHX-017	75.7	1.8	147.0	8.9	34.9	2.2	0.05	4.3	29.2	114.5
Including	192.6	6.5	452.4	2.0	34.9	5.6	0.19	13.2	6.6	114.5
And	85.4	0.8	116.0	5.6	53.0	2.5	0.02	3.4	18.4	173.9

CHX-023	84.5	0.4	101.6	4.2	8.9	2.5	0.01	3.0	13.8	29.2

*Silver:Gold Ratio (40:1)

Haciendita — New Discovery Showing Bulk Tonnage Potential

Drilling 10 km north of El Gallo has returned wide intersections of lower grade on a new prospect called Haciendita. A total of 10 holes were completed over an area 100 meters x 150 meters. The average grade weighted average of these holes was 0.9 gpt gold and 17.4 gpt silver over 15.7 meters, occurring approximately 25 meters below surface.  US Gold believes Haciendita has good potential:  1) the mineralization is near surface and shallow dipping, 2) the zone is open and appears to be thickening to the east, and 3) the area could potentially be mined by open pit and transported to the planned heap leach facility at El Gallo.

Eight additional holes are currently being drilled. Should the results meet expectations, US Gold will begin a series of column tests to determine the ores leachability. Gold deposits in Mexico of similar grade and depth have proven to be low cost operations (Goldcorp’s Los Filos Mine — 0.6 gpt gold and Capital Gold’s El Chanate Mine — 0.7 gpt gold).

Hole #	Gold	Silver	Length	From	Gold	Silver	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

HCX-001	1.1	33.7	7.0	42.3	0.03	1.0	23.0	138.8

HCX-002	0.7	8.9	21.0	40.0	0.02	0.3	68.9	131.2

HCX-003	0.5	6.7	27.8	35.1	0.01	0.2	91.2	115.2

HCX-004	0.8	105.1	4.1	14.5	0.02	3.1	13.5	47.6
And	0.7	6.4	16.3	48.3	0.02	0.2	53.5	158.5

HCX-005	0.8	7.1	21.7	52.6	0.02	0.2	71.2	172.6

HCX-006	2.1	31.1	16.4	6.9	0.06	0.9	53.8	22.6
Including	6.3	42.3	2.9	9.2	0.18	1.2	9.5	30.2

HCX-008	2.7	27.9	3.3	0.0	0.08	0.8	10.8	0.0

HCX-009	1.0	16.4	34.1	28.6	0.03	0.5	111.9	93.8
Including	5.7	28.5	2.8	37.5	0.17	0.8	9.2	123.0

HCX-010	0.7	28.7	15.3	21.4	0.02	0.8	50.2	70.2

Feasibility Study and Permitting Update

Since releasing the El Gallo Preliminary Economic Assessment on February 7th, US Gold has advanced work related to the projects feasibility study and mine permitting.

a)              Feasibility Study

•                  Ausenco Solutions Canada Inc. from Vancouver have been contracted to assist with developing the El Gallo feasibility Study.  Ausenco personnel who will be involved in the feasibility have worked on other notable projects such as Andean’s Cerro Negro project in Argentina and Ivanhoe Mines’ Oyu Tolgoi project in Mongolia.

•                  SRK Consulting and Itasca Consulting Group Inc. have been retained to perform studies to determine pit slope stability that will help determine the project’s strip ratio and also the location of the proposed process facilities. Approximately half of the required work has been completed.

•                  An expanded infill drill program is underway at both El Gallo and Palmarito to upgrade inferred mineralization to the measured and indicated categories.

•                  Half of the proposed grinding tests for the mill and heap leach have been completed by SGS Mineral Services in Durango, Mexico.

•                  On-going bottle roll testing is being carried out on the different mineral zones in order to better quantify the expected mill recoveries. Two additional column tests are in progress to help determine heap leach recoveries. Column tests are completed or in progress on seven composites, and an additional three composite tests are planned.  SGS Mineral Services is also performing these tests.

•                  Feasibility is expected to be completed by year-end.

b)             Mine Permitting

•                  Heuristica Ambiental, environmental consultants of Sonora, Mexico has been engaged to complete the required environmental studies to mine and process ore at El Gallo. Heuristica Ambiental’s previous work included the successful permitting of Coeur d’Alene’s Palmarejo silver-gold mine in Chihuahua State, Mexico. Baseline environmental studies commenced last December.

•                  Permit application is expected to be completed in conjunction with the feasibility study.

ABOUT US GOLD (www.usgold.com)

US Gold’s goal is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold has a strong treasury with approximately $105 million in cash and gold and silver bullion. The Company’s shares are listed on the New York (NYSE) and the Toronto Stock Exchange (TSX) under the symbol UXG, trading 1.4 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. El Gallo District Drill Results: Core Holes Assays

March 8, 2011

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

El Gallo
GAX-267	162.0	—	0.6	122.9	350°	-65°	212085	2843073

GAX-268	290.0	—	1.5	83.9	170°	-80°	212475	2843087

GAX-269	86.1	—	13.0	102.2	350°	-80°	212440	2843061

GAX-270	108.6	—	6.2	14.3	0°	-90°	2122028	2843409
And	292.2	—	2.3	43.5

GAX-271	76.9	—	21.8	45.7	350°	-70°	212071	2843196
Including	140.2	—	8.5	52.6
And	116.3	—	13.0	109.0
Including	801.1	—	1.2	117.5

GAX-272	—	—	—	—	350°	-70°	211992	2843136

GAX-273	78.7	—	3.7	82.4	350°	-80°	212050	2843159

GAX-274	65.9	—	13.7	0.0	350°	-75°	212065	2843117
Including	113.6	—	4.1	0.0

GAX-281	90.7	—	2.2	10.5	350°	-50°	212068	2843443
And	81.8	—	4.0	35.8

GAX-282	61.8	—	10.9	30.7	350°	-50°	212475	2843247
And	233.3	—	12.4	123.4
Including	509.6	—	3.5	127.3

GAX-284	31.5	—	16.0	32.0	350°	-70°	212181	2843358
And	1,204.8	—	1.1	78.5

GAX-285	515.6	—	3.2	42.6	350°	-45°	212564	2843269

GAX-290	77.9	—	17.2	130.8	0°	-90°	212252	2843049
Including	456.0	—	1.2	130.8

Alamo
SJX-011	—	3.1	1.9	60.0	240°	-80°	212502	2851304

SJX-012	—	2.3	0.4	34.1	240°	-60°	212476	2851319

SJX-013	—	2.7	2.7	83.6	240°	-80°	212526	2851300

SJX-014	—	27.2	1.0	54.9	240°	-75°	212500	2851260

SJX-015	—	5.9	6.0	85.0	240°	-80°	212525	2851275
Including	—	13.7	1.5	89.5

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

Chapotillo
CHX-016	114.9	1.4	5.9	0.6	220°	-80°	212454	2853751
Including	278.0	3.9	1.6	2.5
And	72.2	0.8	9.5	14.0
Including	219.4	3.2	2.1	21.4

CHX-017	75.7	1.8	8.9	34.9	220°	-50°	212458	2853822
Including	192.6	6.5	2.0	34.9
And	85.4	0.8	5.6	53.0

CHX-018	73.8	1.5	1.7	33.4	220°	-45°	212545	2853755

CHX-019	88.6	1.8	1.1	1.3	220°	-45°	212556	2853694

CHX-020	66.2	0.2	1.5	28.5	220°	-45°	212598	2853694

CHX-021	—	—	—	—	220°	-45°	212598	2853651

CHX-022	—	—	—	—	220°	-45°	212698	2853596

CHX-023	84.5	0.4	4.2	8.9	220°	-45°	213251	2853244

Haciendita
HCX-001	33.7	1.1	7.0	42.3	250°	-50°	217421	2852112

HCX-002	8.9	0.7	21.0	40.0	250°	-50°	217451	2852113

HCX-003	6.7	0.5	27.8	35.1	355°	-50°	217453	2852116

HCX-004	105.1	0.8	4.1	14.5	290°	-50°	217475	285210
And	6.4	0.7	16.3	48.3

HCX-005	7.1	0.8	21.7	52.6	250°	-50°	217484	2852128

HCX-006	31.1	2.1	16.4	6.9	250°	-60°	217373	2852112
Including	42.3	6.3	2.9	9.2

HCX-007	16.3	0.5	5.8	1.0	250°	-60°	217352	2852070

HCX-008	27.9	2.7	3.3	0.0	250°	-60°	217361	2852045

HCX-009	16.4	1.0	34.1	28.6	250°	-50°	217449	2852152
And	28.5	5.7	2.8	37.5

HCX-010	28.7	0.7	15.3	21.4	250°	-50°	217407	2852151

US★GOLD

Figure 1
El Gallo District - Location of Veins

March 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Chapotillo
(Discovered Oct 2010)
Haciendita
(New Vein)
Alamo
(Discovered Dec 2010)
Proposed
Process Plant
El Gallo
(Included PEA)
Magistral
(Included PEA)
Palmarito
(Included PEA)
N
0 3 6
Miles
0 5 10
Km
Legend
US Gold Concessions
Mineralized Veins
Road
PEA: Preliminary Economic Assessment
Proposed Process Facilities

US GOLD

Figure 2
El Gallo Mineralization: Plan (Aerial View)

March 2011

211400
211600
211800
212000
212200
212400
212600
212800
2843800
2843600
2843400
2843200
2843000
2842800
Legend
Indicated
Measured
Inferred
El Gallo Gold Zone
March 2011 Core Hole
GAX-269 = Drill Hole #
GAX-281
GAX-284
GAX-270
Vertical Hole
GAX-273
GAX-271
GAX-272
GAX-274
GAX-267
GAX-282
GAX-285
GAX-268
GAX-269
GAX-290
Vertical Hole
El Gallo Gold Zone
(Discovered Dec 2010)
0
100
Meters
N
0
300
Feet

US★GOLD

Figure 3
Alamo Cross Section – Section Number: NESW North 19

March 2011

W Surface
E
27.2 gpt Au / 1.1 m
5.9 gpt Au / 6.0 m
Incl. 13.7 gpt / 1.5 m
SJX-014
SJX-015
Legend
Gold Mineralization
Core Hole
Mineral Intercept
March 2011
SJX-014 = Drill Hole ID